Commitments And Contingencies (Schedule Of Lease Information) (Details) $ in Millions	Jun. 30, 2019 USD ($)
Commitments and Contingencies [Abstract]
Operating lease ROU assets and other	$ 89
Operating and other current liabilities	26
Employee benefit, operating lease and other obligations	63
Total operating lease liabilities	$ 89
Weighted-average remaining lease term (in years)	4 years
Weighted-average discount rate	3.40%